Stockholders' Equity	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Stockholders' Equity
(17)	Stockholders’ Equity:

The Company’s sources of income and funds for dividends to its stockholders are earnings on its investments and dividends from the Bank. The Bank’s primary regulator, the KDFI, has regulations that impose certain restrictions on payment of dividends to the Corporation. Current regulations of the KDFI allow the Bank (based upon its current capital level and supervisory status assigned by the KDFI) to pay a dividend as long as the Bank subsidiary maintains an appropriate Tier 1 Capital ratio. Furthermore, for the Bank to pay a dividend to the Corporation without regulatory approval, the dividend is limited to the total amount of the Bank’s current year net income plus the Bank’s net income of the prior two years less any previous dividends paid by the Bank to the Corporation during that time. At December 31, 2014, the Bank was unable to pay additional dividends to the without regulatory approval. Given the prospects for the approval of Basel III, the Company anticipates that in practice it will need to maintain a minimum Tier 1 Capital ratio of 8.50% at its bank subsidiary to continue to pay dividends to common shareholders and will structure its business plan to maintain a Tier 1 Capital ratio at the Bank level at or above 9.00%.

Federal Reserve regulations also place restrictions after the conversion on the Company with respect to repurchases of its common stock. With prior notice to the Federal Reserve, the Company is allowed to repurchase its outstanding shares. In August 2006, under the supervision of the OTS, the Company announced that it replaced a previously announced stock buyback plan with a new plan to purchase up to 125,000 shares of common stock over the next two years. Under the plan that expired September 30, 2008, the Company purchased 106,647 shares of common stock at an average price of $15.36 per share. The Company reissued 112,639 shares of Treasury Stock as part of the stock offering discussed below.

On August 29, 2013, the Company’s Board of Directors approved the commencement of a new stock repurchase program of up to 375,000 shares of the Company’s, or approximately 5% of total shares outstanding. On October 28, 2014, the Company announced it may purchase an additional 300,000 shares of common stock. The Company will conduct repurchases through open market transactions or in privately negotiated transactions that may be made from time to time depending on market conditions and other factors. At December 31, 2014, the Company holds a total of 778,383 shares of treasury stock at an average price of $12.11 per share.

On December 12, 2008, HopFed Bancorp issued 18,400 shares of preferred stock to the United States Treasury (Treasury) for $18,400,000 pursuant to the Capital Purchase Program. The Company issued a Warrant to the Treasury as a condition to its participation in the Capital Purchase Program. The Warrant had an exercise price of $11.32 each and was immediately exercisable, giving the Treasury the right to purchase 243,816 shares of the Company’s Common Stock. The warrants expired ten years from the date of issuance. The Preferred Stock had no stated maturity and was non-voting, other than having class voting rights on certain matters, and pays cumulative dividends quarterly at a rate of 5% per year for the first five years and 9% thereafter. As a result of a 2% stock dividend paid to shareholders of record at September 30, 2010, total warrants issued was adjusted to 248,692 and the warrant strike price was adjusted to $11.098. As a result of a 2% stock dividend paid to shareholders of record at October 3, 2011, total warrants issued was adjusted to 253,667 and the warrant strike price was adjusted to $10.88.

On December 19, 2012, HopFed Bancorp repurchased the 18,400 shares of Preferred Stock previously sold to the Treasury at par plus accrued dividends. The repurchase was accomplished with the assistance of a $6.0 million dividend paid to the Company from the Bank. On January 11, 2013, the Company repurchased the warrant from the Treasury for $256,257.

On September 16, 2010, and September 21, 2011, respectively, the Company declared a 2% stock dividend payable to shareholders of record on September 30, 2010 and October 3, 2011. The stock dividend was paid on October 18, 2010, and October 18, 2011, resulting in the issuance of 143,458 shares of common stock in October of 2010 and 146,485 shares of common stock in October 2011. As discussed earlier, both the price and amount of all outstanding options and common stock warrants were adjusted accordingly.

The common stock warrants were assigned a value of $2.28 per warrant, or $555,900. As a result, the value of the warrants was recorded as a discount on the preferred stock and was accreted as a reduction in net income available for common shareholders. In 2012, the Company accelerated the last year of our warrant accretion, recognizing $222,360 of accretion, due to the repurchase of all preferred stock from the Treasury and our stated plans to attempt to repurchase the warrant. For the purposes of these calculations, the fair value of the common stock warrants was estimated using the following assumptions:

• Risk free rate	2.60%
• Expected life of warrants	10 years
• Expected dividend yield	3.50%
• Expected volatility	26.5%
• Weighted average fair value	$2.28

The Company’s computation of expected volatility is based on the weekly historical volatility. The risk free rate was the approximate rate of the ten year treasury at the end of November 2008.

The Company has paid all interest payments due on HopFed Capital Trust 1. If interest payments to HopFed Capital Trust 1 are not made in a timely manner, the Company is prohibited from making cash dividend payments to its common shareholders.

In July 2013, the Federal Reserve Board and the FDIC approved final rules that substantially amend the regulatory risk-based capital rules applicable to Heritage Bank USA, Inc. and HopFed Bancorp, Inc. The final rules implement the regulatory capital reforms of the Basel Committee on Banking Supervision reflected in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (Basel III) and changes required by the Dodd-Frank Act.

Under these rules, the leverage and risk-based capital ratios of bank holding companies may not be lower than the leverage and risk-based capital ratios for insured depository institutions. The final rules implementing the Basel III regulatory capital reforms will become effective as to the Bank and Corporation on January 1, 2015, and include new minimum risk-based capital and leverage ratios. Moreover, these rules refine the definition of what constitutes “capital” for purposes of calculating those ratios, including the definitions of Tier 1 capital and Tier 2 capital.

The new minimum capital level requirements applicable to bank holding companies and banks subject to the rules are:

•	a new common equity Tier 1 capital ratio of 4.5%;

•	a Tier 1 risk-based capital ratio of 6% (increased from 4%)

•	a total risk-based capital ratio of 8% (unchanged from current rules)

•	a Tier 1 leverage ratio of 4% for all institutions.

The rules also establish a “capital conservation buffer” of 2.5% (to be phased in over three years) above the new regulatory minimum risk-based capital ratios, and result in the following minimum ratios once the capital conservation buffer is fully phased in:

•	a common equity Tier 1 risk-based capital ratio of 7.0%

•	a Tier 1 risk-based capital ratio of 8.5%

•	a total risk-based capital ratio of 10.5%.

At December 31, 2014, the Bank and Corporation met all fully phased capital requires of Basel III, including the capital conservation buffer of 2.5%.